Exhibit 10.10
FIRST AMENDMENT TO THE
USPI GROUP HOLDINGS, INC.
2007 EQUITY INCENTIVE PLAN
     This First Amendment (this “Amendment”) is entered into to be effective as of April 22, 2008 (the “Effective Date”). All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the USPI Group Holdings, Inc. 2007 Equity Incentive Plan (the “Plan”).
WITNESSETH:
     WHEREAS, USPI Group Holdings, Inc., a Delaware corporation (the “Company”), has adopted the Plan to advance the interests of the Company by providing for the grant to Participants of Awards.
     WHEREAS, pursuant to Section 9 of the Plan, the Board may amend the Plan;
     WHEREAS, Section 4(a) of the Plan provides that a maximum of 20,145,458 shares of Stock may delivered in satisfaction of Awards under the Plan; and
     WHEREAS, the Board desires to amend Section 4(a) of the Plan as set forth in this Amendment.
     NOW, THEREFORE, the Plan is hereby amended, effective as of the Effective Date, as follows:
     1. The first sentence of Section 4(a) of the Plan is hereby amended in its entirety to read as follows: “A maximum of 20,726,523 shares of Stock may be delivered in satisfaction of Awards under the Plan.”
     2. Except as modified by this Amendment, the Plan shall continue to read in its current state.
[signature on following page]

     IN WITNESS WHEREOF, the undersigned, being the duly elected Secretary of the Company, hereby certifies that this Amendment was adopted by the Board on the Effective Date.

USPI GROUP HOLDINGS, INC.
By:	/s/ John J. Wellik

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